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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At December 31, 2011, we owned or had an interest in 383 properties comprising 256 million square feet in North America, Europe and Asia.

        This package was prepared to provide operational and balance sheet information as of December 31, 2011, for the Company and the Operating Partnership. Beginning in 2011, we made changes to the method and presentation of certain of our operational statistics. The methods and discussion regarding these changes are included within the Operational Information sections included on pages 20-24 of this report.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2012	April 27, 2012
Second Quarter 2012	July 27, 2012
Third Quarter 2012	October 26, 2012

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2010 through December 31, 2011

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2010	60,233,424	292,961,909
Activity During the First Nine Months of 2011:
Issuance of Common Stock for Stock Option Exercises	—	213,002
Common Stock Surrendered in Connection with Stock Option Exercise	—	(61,584)
Exchange of Operating Partnership Units for Common Stock	(564,918)	564,918
Conversion of Preferred Securities into Units	2,041	—
Restricted Stock Awards, Long-Term Incentive Performance ("LTIP") Units Earned and Retention Award LTIP Units(3)	1,133,673	117,116
Number Outstanding at September 30, 2011	60,804,220	293,795,361
Activity During the Fourth Quarter of 2011:
Issuance of Common Stock for Stock Option Exercises	—	34,749
Exchange of Operating Partnership Units for Common Stock	(19,514)	19,514
Issuance of Operating Partnership Units in Exchange for Partnership Interests	73,428	—
Sale of Common Stock Held in Treasury	—	6,857
Restricted Stock Awards, Long-Term Incentive Performance ("LTIP") Units Earned and Retention Award LTIP Units(3)	—	(231)
Number Outstanding at December 31, 2011	60,858,134	293,856,250
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at December 31, 2011		293,856,250
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		10,635
Diluted Common Shares Outstanding at December 31, 2011(4)		293,866,885

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 58).

(3)
Represents restricted stock awards, earned long-term incentive performance ("LTIP") units and retention award LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended December 31, 2011.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,			As of or for the Twelve Months Ended December 31,
	2011		2010	2011		2010
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,171,337		$1,119,718	$4,306,432		$3,957,630
Net Income Attributable to Common Stockholders	$362,930		$217,923	$1,021,462		$610,424
Basic Earnings per Common Share (EPS)	$1.24		$0.74	$3.48		$2.10
Diluted Earnings per Common Share (EPS)	$1.24		$0.74	$3.48		$2.10
FFO of the Operating Partnership	$678,919		$638,749	$2,438,765		$1,770,491
Diluted FFO of the Operating Partnership	$678,919		$638,749	$2,438,765		$1,774,167
Basic FFO per Share (FFOPS)	$1.91		$1.81	$6.89		$5.06
Diluted FFO per Share (FFOPS)	$1.91		$1.80	$6.89		$5.03
Diluted FFOPS as adjusted	$1.91		$1.80	$6.89		$6.03	(1)
Distributions per Share	$1.10	(2)	$0.80	$3.50	(2)	$2.60

(1)
Diluted FFOPS as adjusted excludes losses on extinguishment of debt of $165.6 million and $185.1 million recorded in the first and third quarters of 2010, respectively.

(2)
Includes a special common stock dividend of $0.20 per share.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of December 31, 2011	As of December 31, 2010
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,858	60,233
Common Shares Outstanding at End of Period	293,856	292,962

Total Common Shares and Units Outstanding at End of Period	354,714	353,195

Weighted Average Limited Partnership Units Outstanding	60,522	58,900
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	293,504	291,076
Diluted—for purposes of EPS	293,573	291,350
Diluted—for purposes of FFOPS	293,573	293,337
Simon Group's Debt Information
Share of Consolidated Debt	$18,175,083	$17,206,280
Share of Joint Venture Debt	6,501,508	6,562,500

Share of Total Debt	$24,676,591	$23,768,780

Simon Group's Market Capitalization
Common Stock Price at End of Period	$128.94	$99.49
Common Equity Capitalization, including operating partnership units	$45,736,873	$35,139,404
Preferred Equity Capitalization, including operating partnership preferred units	78,120	73,362

Total Equity Market Capitalization	$45,814,993	$35,212,766

Total Capitalization—Including Simon Group's Share of Total Debt	$70,491,584	$58,981,546

	As of or for the Twelve Months Ended December 31,
	2011	2010
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Simon Group's Share of Consolidated Properties	$5,712	$3,716
Simon Group's Share of Joint Venture Properties	$699	$154

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended December 31, 2011
						For the Three Months Ended December 31, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$706,099	$(9,147)	$696,952	$209,010	$905,962	$862,798
Overage rent	65,068	(226)	64,842	25,457	90,299	78,215
Tenant reimbursements	315,916	(5,256)	310,660	95,504	406,164	389,695
Management fees and other revenues	35,009	—	35,009	—	35,009	34,310
Other income	49,245	(408)	48,837	24,234	73,071	77,837

Total revenue	1,171,337	(15,037)	1,156,300	354,205	1,510,505	1,442,855

EXPENSES:
Property operating	105,559	(2,798)	102,761	67,005	169,766	158,670
Depreciation and amortization	277,536	(2,553)	274,983	98,159	373,142	372,097
Real estate taxes	95,803	(1,318)	94,485	22,948	117,433	112,949
Repairs and maintenance	33,539	(661)	32,878	10,024	42,902	48,637
Advertising and promotion	34,383	(293)	34,090	6,830	40,920	41,572
Provision for credit losses	3,325	(28)	3,297	1,370	4,667	6,301
Home and regional office costs	37,583	—	37,583	—	37,583	36,615
General and administrative	14,705	—	14,705	—	14,705	5,358
Transaction expenses	—	—	—	—	—	6,418
Other	35,823	(1,231)	34,592	28,131	62,723	46,654

Total operating expenses	638,256	(8,882)	629,374	234,467	863,841	835,271

OPERATING INCOME	533,081	(6,155)	526,926	119,738	646,664	607,584
Interest expense	(246,507)	3,474	(243,033)	(88,061)	(331,094)	(334,034)
Income tax expense of taxable REIT subsidiaries	(877)	—	(877)	—	(877)	(2,291)
Income from unconsolidated entities	31,677	—	31,677	(31,677)	—	—
Impairment charge from investments in unconsolidated entities	—	—	—	—	—	(8,169)
Gain upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, net	124,557	—	124,557	—	124,557	687

CONSOLIDATED NET INCOME	441,931	(2,681)	439,250	—	439,250	263,777
Net income attributable to noncontrolling interests	78,167	(2,681)	75,486	—	75,486	45,019
Preferred dividends	834	—	834	—	834	835

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$362,930	$—	$362,930	$—	$362,930	$217,923

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$441,931	$—	$441,931	$267,076
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			270,081	—	270,081	272,713
Simon's share of depreciation and amortization from unconsolidated entities			—	98,009	98,009	98,048
Impairment charges of depreciable real estate					—	—
Income from unconsolidated entities			(31,677)	31,677	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities			(124,557)	—	(124,557)	(687)
Net income attributable to noncontrolling interest holders in properties			(2,679)	—	(2,679)	(3,298)
Noncontrolling interests portion of depreciation and amortization			(2,553)	—	(2,553)	(1,959)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$549,233	$129,686	$678,919	$630,580

Percentage of FFO of the Operating Partnership			80.90%	19.10%	100.00%	100.00%

(1)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Twelve Months Ended December 31, 2011
						For the Twelve Months Ended December 31, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$2,664,724	$(34,415)	$2,630,309	$801,000	$3,431,309	$3,175,977
Overage rent	140,842	(393)	140,449	68,381	208,830	170,455
Tenant reimbursements	1,177,269	(20,250)	1,157,019	373,352	1,530,371	1,435,493
Management fees and other revenues	128,010	—	128,010	—	128,010	121,207
Other income	195,587	(1,450)	194,137	91,080	285,217	316,317

Total revenue	4,306,432	(56,508)	4,249,924	1,333,813	5,583,737	5,219,449

EXPENSES:
Property operating	436,571	(11,444)	425,127	257,601	682,728	655,989
Depreciation and amortization	1,065,946	(8,630)	1,057,316	384,612	1,441,928	1,363,245
Real estate taxes	369,755	(5,430)	364,325	96,094	460,419	437,375
Repairs and maintenance	113,496	(2,284)	111,212	35,400	146,612	142,770
Advertising and promotion	107,002	(1,063)	105,939	24,757	130,696	120,378
Provision for credit losses	6,505	(88)	6,417	4,759	11,176	5,208
Home and regional office costs	128,618	—	128,618	—	128,618	109,314
General and administrative	46,319	—	46,319	—	46,319	21,267
Transaction expenses	—	—	—	—	—	68,972
Other	97,078	(4,537)	92,541	103,443	195,984	158,981

Total operating expenses	2,371,290	(33,476)	2,337,814	906,666	3,244,480	3,083,499

OPERATING INCOME	1,935,142	(23,032)	1,912,110	427,147	2,339,257	2,135,950
Interest expense	(983,526)	14,473	(969,053)	(345,909)	(1,314,962)	(1,353,520)
Loss on extinguishment of debt	—	—	—	—	—	(350,688)
Income tax expense of taxable REIT subsidiaries	(3,583)	—	(3,583)	—	(3,583)	(1,734)
Income from unconsolidated entities	81,238	—	81,238	(81,238)	—	—
Impairment charge from investments in unconsolidated entities	—	—	—	—	—	(8,169)
Gain upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconslidated entities, net	216,629	—	216,629	—	216,629	321,036

CONSOLIDATED NET INCOME	1,245,900	(8,559)	1,237,341	—	1,237,341	742,875
Net income attributable to noncontrolling interests	221,101	(8,559)	212,542	—	212,542	125,837
Preferred dividends	3,337	—	3,337	—	3,337	6,614

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,021,462	$—	$1,021,462	$—	$1,021,462	$610,424

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$1,245,900	$—	$1,245,900	$753,514
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			1,047,571	—	1,047,571	968,695
Simon's share of depreciation and amortization from unconsolidated entities			—	384,367	384,367	388,565
Impairment charges of depreciable real estate			—	—	—	8,169
Income from unconsolidated entities			(81,238)	81,238	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities			(216,629)	—	(216,629)	(321,036)
Net income attributable to noncontrolling interest holders in properties			(8,559)	—	(8,559)	(10,640)
Noncontrolling interests portion of depreciation and amortization			(8,633)	—	(8,633)	(7,847)
Preferred distributions and dividends			(5,252)	—	(5,252)	(8,929)

FFO of the Operating Partnership			$1,973,160	$465,605	$2,438,765	$1,770,491

Percentage of FFO of the Operating Partnership			80.91%	19.09%	100.00%	100.00%

(1)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of December 31, 2011
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2010 Our Total Share
ASSETS:
Investment properties, at cost	$29,657,046	$(348,351)	$29,308,695	$9,272,684	$38,581,379	$36,714,516
Less—accumulated depreciation	8,388,130	(97,546)	8,290,584	2,036,210	10,326,794	9,488,505

	21,268,916	(250,805)	21,018,111	7,236,474	28,254,585	27,226,011
Cash and cash equivalents	798,650	(9,403)	789,247	358,787	1,148,034	1,125,332
Tenant receivables and accrued revenue, net	486,731	(4,137)	482,594	155,324	637,918	565,283
Investment in unconsolidated entities, at equity	1,378,084	—	1,378,084	(1,378,084)	—	—
Deferred costs and other assets	1,633,544	(10,716)	1,622,828	208,842	1,831,670	2,000,699
Notes receivable from related party	651,000	—	651,000	—	651,000	651,000

Total assets	$26,216,925	$(275,061)	$25,941,864	$6,581,343	$32,523,207	$31,568,325

LIABILITIES:
Mortgages and other indebtedness	$18,446,440	$(271,357)	$18,175,083	$6,501,508	$24,676,591	$23,768,780
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,091,712	(14,592)	1,077,120	324,212	1,401,332	1,294,234
Cash distributions and losses in partnerships and joint ventures, at equity	695,569	—	695,569	(695,569)	—	—
Other liabilities and accrued dividends	170,971	(786)	170,185	451,192	621,377	601,250

Total liabilities	20,404,692	(286,735)	20,117,957	6,581,343	26,699,300	25,664,264

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	267,945	(47,326)	220,619	—	220,619	89,394
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,047	—	45,047	—	45,047	45,375
Common stock, $.0001 par value, 511,990,000 shares authorized, 297,725,698 and 296,957,360 issued, respectively	30	—	30	—	30	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,103,133	—	8,103,133	—	8,103,133	8,059,852
Accumulated deficit	(3,251,740)	—	(3,251,740)	—	(3,251,740)	(3,114,571)
Accumulated other comprehensive (loss) income	(94,263)	—	(94,263)	—	(94,263)	6,530
Common stock held in treasury at cost, 3,877,448 and 4,003,451 shares, respectively	(152,541)	—	(152,541)	—	(152,541)	(166,436)

Total stockholders' equity	4,649,666	—	4,649,666	—	4,649,666	4,830,780
Noncontrolling interests	894,622	59,000	953,622	—	953,622	983,887

Total equity	5,544,288	59,000	5,603,288	—	5,603,288	5,814,667

Total liabilities and equity	$26,216,925	$(275,061)	$25,941,864	$6,581,343	$32,523,207	$31,568,325

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Twelve Months Ended December 31, 2011

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.4%
Texas	11.2%
California	10.4%
Massachusetts	7.1%
New York	7.0%
Pennsylvania	5.0%
Nevada	4.7%
Georgia	4.6%
Indiana	4.3%
New Jersey	4.0%

Top 10 Contributors by State	72.7%

NOI by Asset Type
Regional Malls and Premium Outlets	88.3%
The Mills	4.3%
Community/Lifestyle Centers	3.6%
International(2)	3.6%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes Premium Outlets in Asia and Mexico and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2011	2010	2011	2010
Consolidated Properties
Other Income
Interest and Dividend Income	$9,693	$12,514	$49,364	$40,686
Lease Settlement Income	1,030	9,152	16,744	54,803
Gains on Land Sales	1,926	1,445	10,994	5,349
Other	36,596	34,877	118,485	111,665

Totals	$49,245	$57,988	$195,587	$212,503

Other Expense
Ground Rent	$10,650	$10,571	$42,206	$36,761
Professional Fees	15,210	10,239	31,945	22,222
Other	9,963	2,823	22,927	9,062

Totals	$35,823	$23,633	$97,078	$68,045

Transaction Expenses	$—	$6,418	$—	$68,972

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of December 31, 2011

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted(1)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2011	2010	2011	2010
Consolidated Net Income(2)	$441,931	$267,076	$1,245,900	$753,514
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	270,081	272,713	1,047,571	968,695
Simon's share of depreciation and amortization from unconsolidated entities	98,009	98,048	384,367	388,565
Impairment charges of depreciable real estate	—	8,169	—	8,169
Gain upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, net	(124,557)	(687)	(216,629)	(321,036)
Net income attributable to noncontrolling interest holders in properties	(2,679)	(3,298)	(8,559)	(10,640)
Noncontrolling interests portion of depreciation and amortization	(2,553)	(1,959)	(8,633)	(7,847)
Preferred distributions and dividends	(1,313)	(1,313)	(5,252)	(8,929)

FFO of the Operating Partnership	$678,919	$638,749	$2,438,765	$1,770,491
Loss on debt extinguishment	—	—	—	350,688

FFO as adjusted of the Operating Partnership	$678,919	$638,749	$2,438,765	$2,121,179

Diluted net income per share to diluted FFO per share and diluted FFO as adjusted per share reconciliation:
Diluted net income per share	$1.24	$0.74	$3.48	$2.10
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	1.02	1.04	4.02	3.86
Impairment charges of depreciable real estate	—	0.02	—	0.02
Gain upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, net	(0.35)	—	(0.61)	(0.92)
Impact of additional dilutive securities for FFO per share	—	—	—	(0.03)

Diluted FFO per share	$1.91	$1.80	$6.89	$5.03
Loss on debt extinguishment	—	—	—	1.00

Diluted FFO as adjusted per share	$1.91	$1.80	$6.89	$6.03

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of December 31, 2011

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amount to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and twelve months ended December 31, 2011.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2011	2010	2011	2010
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$441,931	$267,076	$1,245,900	$753,514
Income tax expense of taxable REIT subsidiaries	877	2,291	3,583	1,734
Interest expense	246,507	252,405	983,526	1,027,091
Income from unconsolidated entities	(31,677)	(25,192)	(81,238)	(75,921)
Loss on extinguishment of debt	—	—	—	350,688
Impairment charge from investments in unconsolidated entities	—	8,169	—	8,169
Gain upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, net	(124,557)	(687)	(216,629)	(321,036)

Operating Income	533,081	504,062	1,935,142	1,744,239
Depreciation and amortization	277,536	276,418	1,065,946	982,820

NOI of consolidated Properties	$810,617	$780,480	$3,001,088	$2,727,059

Reconciliation of NOI of unconsolidated entities:
Net Income	$443,078	$94,202	$690,004	$371,185
Interest expense	206,961	201,605	813,433	812,886
Loss (income) from unconsolidated entities	857	(528)	4,644	840
Impairment charge from investment in unconsolidated entities	—	16,671	—	16,671
Income from discontinued joint venture interests	(6,210)	(20,583)	(48,154)	(63,108)
(Gain) loss on sale or disposal of assets and interests in unconsolidated entities	(332,078)	85	(347,640)	(39,676)

Operating Income	312,608	291,452	1,112,287	1,098,798
Depreciation and amortization	186,851	190,918	737,865	752,014

NOI of unconsolidated entities	$499,459	$482,370	$1,850,152	$1,850,812

Total NOI from continuing operations of the Simon Group Portfolio	$1,310,076	$1,262,850	$4,851,240	$4,577,871

Adjustments to NOI:
NOI of discontinued unconsolidated Properties	23,059	44,746	130,848	160,076

Total NOI of the Simon Group Portfolio:	$1,333,135	$1,307,596	$4,982,088	$4,737,947

Change in NOI from prior period	2.0%	2.5%	5.2%	3.7%
Less: Joint venture partner's share of NOI	313,496	336,083	1,201,070	1,246,921

Simon Group's Share of NOI	$1,019,639	$971,513	$3,781,018	$3,491,026

Increase in Simon Group's Share of NOI from prior period	5.0%	5.0%	8.3%	4.2%
Total NOI of Comparable Properties(3)	$1,002,608	$959,362	$3,471,270	$3,356,570

Increase in NOI of Regional Malls and Premium Outlets that are Comparable Properties	4.5%		3.4%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of, or any impairment charges related to, previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, the cumulative effect of accounting changes, or a gain or loss resulting from the sale of, or any impairment charges relating to, previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $1.7 million and $2.4 million for the three months ended December 31, 2011 and 2010, respectively, and $6.2 million and $11.8 million for the twelve months ended December 31, 2011 and 2010, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $11.0 million and $8.3 million for the three months ended December 31, 2011 and 2010, respectively, and $37.2 million and $32.1 million for the twelve months ended December 31, 2011 and 2010, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.2 million and $5.1 million for the three months ended December 31, 2011 and 2010, respectively, and $22.9 million and $19.9 million for the twelve months ended December 31, 2011 and 2010, respectively.

•
the Company's share of debt premium amortization of $3.0 million and $3.3 million for the three months ended December 31, 2011 and 2010, respectively, and $10.0 million and $12.7 million for the twelve months ended December 31, 2011 and 2010, respectively.

(3)
Includes comparable regional malls and Premium Outlets that were owned in both of the periods under comparison. Properties acquired in the Prime Outlets transaction are comparable beginning in the fourth quarter of 2011. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of December 31, 2011

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Regional Malls and Premium Outlets
Mall Stores	79,261,178	78,786,067	51.2%
Freestanding	3,929,371	1,647,991	1.1%
Anchors	90,417,150	24,907,816	16.2%
Office	2,007,492	2,002,492	1.3%

Regional Malls and Premium Outlets Total	175,615,191	107,344,366	69.8%
Community/Lifestyle Centers	20,415,543	13,916,476	9.0%
The Mills®	22,840,206	20,073,343	13.0%
Mills Regional Malls	17,473,067	8,586,432	5.6%
Mills Community Centers	1,014,544	962,991	0.6%

Mills Portfolio Total	41,327,817	29,622,766	19.2%
Other(1)	4,852,735	3,040,011	2.0%

Total U.S. Properties	242,211,286	153,923,619	100.0%

(1)
Consists of 13 other retail properties and two centers, University Town Plaza and The Shops at Nanuet, that are being de-malled through a major redevelopment. These properties contribute approximately 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall and Premium Outlet Operational Information(1)
For the Period Ended December 31, 2011

	As of December 31,
	2011	2010(2)
Total Number of Properties	209	219
Total Square Footage of Properties (in millions)	175.6	184.2
Ending Occupancy(3):
Consolidated Assets	94.9%	95.1%
Unconsolidated Assets	94.2%	92.4%
Total Portfolio	94.8%	94.5%
Total Sales per Square Foot(4):
Consolidated Assets	$518	$475
Unconsolidated Assets	$638	$524
Total Portfolio	$536	$484
Base Minimum Rent per Square Foot(5):
Consolidated Assets	$37.45	$36.14
Unconsolidated Assets	$48.76	$43.44
Total Portfolio	$39.42	$37.77

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2010(2)	94.5%	$484	$37.77
12/31/2009	93.4%	$455	$38.47
12/31/2008	93.8%	$480	$36.69

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(6)	Closing Rate per Square Foot(6)	Releasing Spread(6)
12/31/11	6,546,504	$54.96	$49.76	$5.20	10.5%
9/30/11(2)	6,697,313	$54.44	$49.67	$4.77	9.6%
12/31/10	6,449,328	$51.22	$49.14	$2.08	4.2%

Definitions:

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include properties owned by SPG-FCM (the Mills portfolio).

(2)
Given the acquisition of Prime as of August 31, 2010, the September 30, 2011 period is the first trailing 12-month period that includes the Prime properties. Accordingly, prior period information has been restated for comparability purposes.

(3)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for regional mall anchors and regional mall majors in the calculation.

(4)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for regional malls. All company owned space is included for Premium Outlets.

(5)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(6)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of December 31, 2011

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent per Square Foot at 12/31/11	Percentage of Gross Annual Rental Revenues(3)
Small Shops and Freestanding
Month to Month Leases	924	1,771,273	$34.57	1.2%
2012	2,629	8,711,837	$35.08	6.2%
2013	2,916	8,978,639	$37.26	7.0%
2014	2,232	7,412,089	$36.87	5.8%
2015	2,171	7,653,614	$39.28	6.4%
2016	2,250	7,484,236	$38.48	6.1%
2017	1,792	6,363,088	$42.01	5.8%
2018	1,675	6,466,380	$47.46	6.5%
2019	1,413	5,297,145	$46.08	5.3%
2020	1,122	4,095,527	$46.41	4.1%
2021	1,196	4,720,176	$44.19	4.5%
2022 and Thereafter	537	3,050,467	$37.44	2.5%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,513	3,830,051	$14.27	1.2%
Anchor Tenants
2012	8	899,136	$4.97	0.1%
2013	25	3,004,411	$3.55	0.2%
2014	30	3,040,162	$4.90	0.3%
2015	25	2,889,075	$3.10	0.2%
2016	23	2,698,023	$3.45	0.2%
2017	16	2,094,315	$2.39	0.1%
2018	13	1,267,293	$6.72	0.2%
2019	16	1,600,661	$4.48	0.1%
2020	13	1,215,311	$6.21	0.1%
2021	12	1,055,228	$7.30	0.1%
2022 and Thereafter	28	3,310,338	$8.33	0.6%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include information for properties owned by SPG-FCM (the Mills portfolio).

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2011 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of December 31, 2011

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	377	4,058	1.7%	3.2%
Limited Brands, Inc.	335	1,888	0.8%	2.0%
Abercrombie & Fitch Co.	216	1,536	0.6%	1.5%
Phillips-Van Heusen	299	1,633	0.7%	1.4%
Foot Locker, Inc.	358	1,396	0.6%	1.3%
Luxottica Group S.P.A	416	791	0.3%	1.1%
American Eagle Outfitters, Inc.	185	1,089	0.4%	1.1%
Zale Corporation	327	365	0.2%	1.0%
Ann Taylor, Inc.	182	1,117	0.5%	0.9%
Genesco, Inc.	434	669	0.3%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	144	25,782	10.6%	0.5%
Sears Roebuck & Co.	112	17,129	7.1%	0.2%
J.C. Penney Co., Inc.	103	14,931	6.2%	0.6%
Dillard's Dept. Stores	67	10,702	4.4%	0.1%
Nordstrom, Inc.	27	4,590	1.9%	0.1%
Belk, Inc.	17	2,323	1.0%	0.2%
The Bon-Ton Stores, Inc.	20	1,923	0.8%	0.1%
Target Corporation	11	1,530	0.6%	—
Dick's Sporting Goods, Inc.	21	1,406	0.6%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	7	954	0.4%	—
Kohl's Department Stores, Inc.	10	943	0.4%	0.1%
Saks Incorporated	7	879	0.4%	0.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include information for properties owned by SPG-FCM (the Mills portfolio).

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Property Operational Information

	As of December 31,
	2011	2010
Community/Lifestyle Centers
Total Number of Properties	66	66
Total Square Footage of Properties (in millions)	20.4	20.2
Ending Occupancy(1)	93.4%	91.6%
Base Minimum Rent per Square Foot(2)	$13.75	$13.38
The Mills Portfolio
The Mills®(3)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	22.8	22.8
Ending Occupancy(1)	95.0%	93.7%
Total Sales per Square Foot(4)	$448	$408
Base Minimum Rent per Square Foot(2)	$20.36	$19.86
Mills Regional Malls
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	17.5	17.4
Ending Occupancy(5)	88.6%	90.4%
Total Sales per Square Foot(6)	$413	$393
Base Minimum Rent per Square Foot(2)	$34.98	$34.97

(1)
See footnote 3 on page 20 for definition, except Ending Occupancy is calculated on all company owned space.

(2)
See footnote 5 on page 20 for definition.

(3)
Opry Mills has closed and is undergoing a restoration as a result of flooding. Therefore, this property has been excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot until it reopens.

(4)
See footnote 4 on page 20 for definition; calculation methodology is the same as regional malls.

(5)
See footnote 3 on page 20 for definition.

(6)
See footnote 4 on page 20 for definition.

 SIMON PROPERTY GROUP
International Operational Information(1)(2)

	As of December 31,
	2011	2010
International Premium Outlets—Japan(3)
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.6	2.5
Ending Occupancy	100.0%	99.8%
Comparable sales per square foot(4)	¥85,488	¥89,139
Average rent per square foot	¥4,834	¥4,766

(1)
Does not include statistics for European operations as the Company sold its interest in Gallerie Commerciali Italia on January 9, 2012 (45 shopping centers comprising 10 million square feet).

(2)
Does not include Premium Outlets in Mexico (Premium Outlets Punta Norte), Malaysia (Johor Premium Outlets), and South Korea (Yeoju and Paju Premium Outlets).

(3)
Information supplied by the managing venture partner.

(4)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		727,467
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,565
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		839,098
4.	Fashion Valley	CA	San Diego	50.0%		1,727,881
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,702
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,075
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,152,880
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,373,797
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,183,828
10.	Mesa Mall	CO	Grand Junction	100.0%		880,761
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,466
12.	Crystal Mall	CT	Waterford	78.2%		783,436
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,098,448
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,575
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,464
16.	Coconut Point	FL	Estero	50.0%		1,204,876
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,156
18.	Cordova Mall	FL	Pensacola	100.0%		857,818
19.	Dadeland Mall	FL	Miami	50.0%		1,487,965
20.	DeSoto Square	FL	Bradenton	100.0%		677,874
21.	Edison Mall	FL	Fort Myers	100.0%		1,053,739
22.	Florida Mall, The	FL	Orlando	50.0%		1,777,036
23.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,534
24.	Indian River Mall	FL	Vero Beach	50.0%		736,658
25.	Melbourne Square	FL	Melbourne	100.0%		666,345
26.	Miami International Mall	FL	Miami	47.8%		1,071,825
27.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		958,758
28.	Paddock Mall	FL	Ocala	100.0%		553,661
29.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,049
30.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,108,012
31.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,295
32.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,053
33.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,752,836
34.	Treasure Coast Square	FL	Jensen Beach	100.0%		874,846
35.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,333
36.	Lenox Square	GA	Atlanta	100.0%		1,555,780
37.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,829,263
38.	Northlake Mall	GA	Atlanta	100.0%		962,073
39.	Phipps Plaza	GA	Atlanta	100.0%		800,932
40.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,281,560
41.	Lindale Mall	IA	Cedar Rapids	100.0%		691,845
42.	Southern Hills Mall	IA	Sioux City	100.0%		790,476
43.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,360
44.	Northfield Square	IL	Bourbonnais	31.6	%(4)	530,462
45.	Northwoods Mall	IL	Peoria	100.0%		693,801

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
46.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,208,528
47.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,287,804
48.	White Oaks Mall	IL	Springfield	80.7%		927,302
49.	Castleton Square	IN	Indianapolis	100.0%		1,383,194
50.	Circle Centre	IN	Indianapolis	14.7	%(3)	764,021
51.	College Mall	IN	Bloomington	100.0%		635,904
52.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		682,498
53.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,277,190
54.	Markland Mall	IN	Kokomo	100.0%		415,889
55.	Muncie Mall	IN	Muncie	100.0%		635,645
56.	Tippecanoe Mall	IN	Lafayette	100.0%		862,821
57.	University Park Mall	IN	Mishawaka	100.0%		922,685
58.	Washington Square	IN	Indianapolis	100.0%		970,461
59.	Towne East Square	KS	Wichita	100.0%		1,125,814
60.	Towne West Square	KS	Wichita	100.0%		941,623
61.	West Ridge Mall	KS	Topeka	100.0%		991,827
62.	Prien Lake Mall	LA	Lake Charles	100.0%		800,464
63.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,198
64.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,981
65.	Auburn Mall	MA	Auburn	56.4%		587,990
66.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,283
67.	Cape Cod Mall	MA	Hyannis	56.4%		721,623
68.	Copley Place	MA	Boston	98.1%		1,241,959
69.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,727
70.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,819
71.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,701
72.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		471,474
73.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,568,909
74.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,948
75.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,588,381
76.	Square One Mall	MA	Saugus (Boston)	56.4%		928,667
77.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,582
78.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,060
79.	Bangor Mall	ME	Bangor	67.1	%(6)	651,424
80.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,062
81.	Miller Hill Mall	MN	Duluth	100.0%		801,250
82.	Battlefield Mall	MO	Springfield	100.0%		1,199,071
83.	Independence Center	MO	Independence (Kansas City)	100.0%		866,984
84.	SouthPark	NC	Charlotte	100.0%		1,621,204
85.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,019,955
86.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,136
87.	Pheasant Lane Mall	NH	Nashua	(5)		972,249
88.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,234
89.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,735
90.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,325

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
91.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,651
92.	Quaker Bridge	NJ	Lawrenceville	50.0%		1,093,347
93.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,705
94.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,845
95.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		669,355
96.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
97.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,798
98.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,242,800
99.	Smith Haven Mall	NY	Lake Grove (New York)	25.0	%(3)	1,287,264
100.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,027,773
101.	Westchester, The	NY	White Plains (New York)	40.0%		826,463
102.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,236,947
103.	Lima Mall	OH	Lima	100.0%		741,544
104.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,012,231
105.	Southern Park Mall	OH	Youngstown	100.0%		1,194,989
106.	Summit Mall	OH	Akron	100.0%		768,517
107.	Upper Valley Mall	OH	Springfield	100.0%		739,525
108.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,848
109.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,258
110.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,391,105
111.	Lehigh Valley Mall	PA	Whitehall	38.0	%(6)	1,169,164
112.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,025
113.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9	%(6)	1,333,892
114.	Ross Park Mall	PA	Pittsburgh	100.0%		1,238,997
115.	South Hills Village	PA	Pittsburgh	100.0%		1,141,924
116.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	609,522
117.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,114,573
118.	Anderson Mall	SC	Anderson	100.0%		671,803
119.	Haywood Mall	SC	Greenville	100.0%		1,230,553
120.	Empire Mall	SD	Sioux Falls	100.0%		1,071,140
121.	Rushmore Mall	SD	Rapid City	100.0%		831,625
122.	Knoxville Center	TN	Knoxville	100.0%		964,013
123.	Oak Court Mall	TN	Memphis	100.0%		849,451
124.	West Town Mall	TN	Knoxville	50.0%		1,336,464
125.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,267
126.	Barton Creek Square	TX	Austin	100.0%		1,429,264
127.	Broadway Square	TX	Tyler	100.0%		627,793
128.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,535
129.	Domain, The	TX	Austin	100.0%		1,192,560
130.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,116
131.	Houston Galleria	TX	Houston	50.4%		2,235,675
132.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,622
133.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,132
134.	La Plaza Mall	TX	McAllen	100.0%		1,214,876
135.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,526
136.	Longview Mall	TX	Longview	100.0%		638,337
137.	Midland Park Mall	TX	Midland	100.0%		615,588

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
138.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,801
139.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,409
140.	Sunland Park Mall	TX	El Paso	100.0%		921,526
141.	Valle Vista Mall	TX	Harlingen	100.0%		650,739
142.	Apple Blossom Mall	VA	Winchester	49.1%		439,927
143.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,889
144.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	760,093
145.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,074
146.	Virginia Center Commons	VA	Glen Allen	100.0%		784,843
147.	Columbia Center	WA	Kennewick	100.0%		769,782
148.	Northgate Mall	WA	Seattle	100.0%		1,057,869
149.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,374,189
150.	Bay Park Square	WI	Green Bay	100.0%		710,622
151.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall Square Footage(7)					151,233,941

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,015
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,307
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,686
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,969
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,906
7.	Napa Premium Outlets	CA	Napa	100.0%	179,349
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,738
9.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
10.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,336
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,166
12.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,651
13.	Orlando Premium Outlets- International Dr.	FL	Orlando	100.0%	773,429
14.	Orlando Premium Outlets- Vineland Ave.	FL	Orlando	100.0%	549,651
15.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
16.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,005
17.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,320
18.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,829
19.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
20.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,694
21.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,542
22.	Lee Premium Outlets	MA	Lee	100.0%	224,846
23.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,004
24.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
25.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	485,158
26.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	284,374
27.	Birch Run Premium Outlets	MI	Birch Run	100.0%	678,728

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
28.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,557
29.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,790
30.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,780
31.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,998
32.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,680
33.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,443
34.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,626
35.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
36.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	535,136
37.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
38.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	845,428
39.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,281
40.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,803
41.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,708
42.	Grove City Premium Outlets	PA	Grove City	100.0%	531,772
43.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,143
44.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,204
45.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,748
46.	Gaffney Premium Outlets	SC	Gaffney	100.0%	359,658
47.	Lebanon Premium Outlets	TN	Lebanon	100.0%	227,119
48.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,740
49.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,577
50.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
51.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,645
52.	San Marcos Premium Outlets	TX	San Marcos (Austin-San Antonio)	100.0%	731,078
53.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
54.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,500
55.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
56.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,827
57.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,673
58.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL-Milwaukee)	100.0%	402,502

	Total U.S. Premium Outlets GLA				24,381,250

	Total Regional Mall and U.S. Premium Outlets GLA				175,615,191

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(7)
Includes office space of 2,007,492 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Oak Court Mall—126,583 sq. ft.
Circle Centre—25,192 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Copley Place—867,301 sq. ft.	Plaza Carolina—27,343 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—117,716 sq. ft.
Firewheel Town Center—75,104 sq. ft.	The Domain—133,010 sq. ft.
Greendale Mall—119,860 sq. ft.	White Oaks Mall—35,607 sq. ft.
Menlo Park Mall—52,358 sq. ft.

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(2)	329,892
2.	Gaitway Plaza	FL	Ocala	32.2	%(2)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		488,850
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	65.6%		841,433
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(2)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,709
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(2)	373,342
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(2)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		623,181
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(2)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,985
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,603
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(2)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		579,188	(4)
24.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
25.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,696
26.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
27.	Markland Plaza	IN	Kokomo	100.0%		90,527
28.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
29.	New Castle Plaza	IN	New Castle	100.0%		91,648
30.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
31.	Teal Plaza	IN	Lafayette	100.0%		101,087
32.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
33.	University Center	IN	Mishawaka	100.0%		150,524
34.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(2)	575,544
35.	Washington Plaza	IN	Indianapolis	100.0%		50,107
36.	West Ridge Plaza	KS	Topeka	100.0%		254,480
37.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,618
38.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
39.	Ridgewood Court	MS	Jackson	35.7	%(2)	369,482
40.	Dare Centre	NC	Kill Devil Hills	100.0%		169,061
41.	MacGregor Village	NC	Cary	100.0%		144,041
42.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,783
43.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
44.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301
45.	ABQ Uptown	NM	Albuquerque	100.0%		214,754
46.	Cobblestone Court	NY	Victor	35.7	%(2)	265,470

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369
48.	Lima Center	OH	Lima	100.0%		223,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	86.0%		101,963
50.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(3)	107,371
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(3)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(3)	601,610
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East	SD	Sioux Falls	100.0%		297,278
55.	Arboretum	TX	Austin	100.0%		198,304
56.	Gateway Center	TX	Austin	100.0%		512,990
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,381
59.	Palms Crossing	TX	McAllen	100.0%		392,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		464,699
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,180
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(2)	249,488
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					20,415,543

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(4)
Includes office space of 75,118 square feet.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,253,037
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,566,033
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,757
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,334,264
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,183,027
6.	Franklin Mills	PA	Philadelphia	50.0%		1,735,852
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,777,336
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,361,692
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,782,927
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,555,948
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,463,988
12.	Opry Mills	TN	Nashville	50.0%		1,159,953
13.	Outlets at Orange, The	CA	Orange (Los Angeles)	25.0%		723,495
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,518,937
15.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,151,121
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,839

	Subtotal The Mills® Square Footage					22,840,206
	Regional Malls
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,601
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(3)	2,276,842
19.	Dover Mall	DE	Dover	34.1%		886,258
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		953,468
21.	Falls, The	FL	Miami	25.0%		807,365
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		870,232
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,093,910
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,047,938
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,121,351
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,087
27.	Meadowood Mall	NV	Reno	25.0%		876,847
28.	Northpark Mall	MS	Ridgeland	50.0%		956,256
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,146
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,302,787
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,167,416
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,300,563

	Subtotal Regional Malls Square Footage(2)					17,473,067
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,709
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,535
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,617

	Subtotal Community Centers Square Footage					1,014,544

	Total Mills Properties Square Footage					41,327,817

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space of 28,782 square feet including the following center with more than 20,000 square feet of office space: Southdale Center—20,295 sq. ft.

(3)
On January 6, 2012, we acquired an additional 25% interest in this center.

S IMON PROPERTY GROUP

Property Listing

International Properties(1)

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
1.	Ami Premium Outlets	Ami (Tokyo)	40.0%	315,000
2.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,500
3.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
4.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
5.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
6.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
7.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,500
8.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	290,600

	Subtotal Japan Square Footage			2,618,500
	MEXICO
9.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000
	SOUTH KOREA
10.	Paju Premium Outlets	Paju (Seoul)	50.0%	327,800
11.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	276,200

	Subtotal South Korea Square Footage			604,000
	MALAYSIA
12.	Johor Premium Outlets	Johor (Singapore)	50.0%	190,400

	Subtotal Malaysia Square Footage			190,400

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			3,690,900

FOOTNOTES:

(1)
Does not include properties in Italy as the Company sold its interest in Gallerie Commerciali Italia on January 9, 2012
(45 shopping centers comprising 10 million square feet).

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Forever 21 Off Broadway Shoes	Virgin Megastore N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	HHGregg Ross Dress for Less	Circuit City Linens 'n Things
Chesapeake Square—Chesapeake, VA	Regional Mall	Cinemark Theater	Dillard's
Circle Centre—Indianapolis, IN	Regional Mall	Brown Mackie College	N/A
Coral Square—Coral Springs (Miami), FL	Regional Mall	Kohl's	Dillard's
Desert Hills Premium Outlets—Palm Springs, CA	Premium Outlet Center	Last Call by Neiman Marcus	N/A
Edison Mall—Fort Myers, FL	Regional Mall	Books-A-Million	N/A
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Fashion Valley—San Diego, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Firewheel Town Center—Garland (Dallas), TX	Regional Mall	Ulta Kirkland's	Linens 'n Things Linens 'n Things
Grapevine Mills—Grapevine (Dallas), TX	Mills	Discovery Center by Legoland Ross Dress for Less Sea Life Center	Woodland Skatepark Steve & Barry's Gameworks
Gurnee Mills—Gurnee (Chicago), IL	Mills	Off Broadway Shoes Shoppers World	N/A JCPenney
Mall of New Hampshire, The—Manchester, NH	Regional Mall	Ulta	N/A
Markland Mall—Kokomo, IN	Regional Mall	Carson Pirie Scott	Macy's
Mesa Mall—Grand Junction, CO	Regional Mall	Jo-Ann Fabrics	N/A
Miami International Mall—Miami	Regional Mall	Kohl's	Dillard's
Northshore Mall—Peabody (Boston), MA	Regional Mall	Ulta	Office Depot
Ontario Mills—Ontario (Riverside), CA	Mills	Sports Authority	Totally for Kids
Palms Crossing—McAllen, TX	Community/Lifestyle Ctr.	Hobby Lobby	N/A
Pheasant Lane Mall—Nashua, NH	Regional Mall	Dick's Sporting Goods	Macy's(1)
Phipps Plaza—Atlanta, GA	Regional Mall	Arhaus Furniture	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Marshalls	N/A
Plaza Carolina—Carolina (San Juan), PR	Regional Mall	T.J.Maxx	N/A
Shops at Mission Viejo, The—Mission Viejo, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Shops at North East Mall, The—Hurst (Dallas), TX	Community/Lifestyle Ctr.	DSW	Office Max
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Dave & Buster's	Circuit City
Southdale Center—Edina (Minneapolis), MN	Regional Mall	Herberger's	Mervyn's
SouthPark—Charlotte, NC	Regional Mall	Container Store	Joseph Beth Booksellers
Treasure Coast Square—Jensen Beach, FL	Regional Mall	HHGregg	Borders
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's
Washington Plaza—Indianapolis, IN	Community/Lifestyle Ctr.	Jo-Ann Fabrics	Deals
Wrentham Village Premium Outlets—Boston, MA	Premium Outlet Center	Bloomingdale's Outlet	N/A

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for 2012
Arsenal Mall—Watertown (Boston), MA	Regional Mall	Sports Authority	Filene's Basement
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Columbia Center—Kennewick, WA	Regional Mall	Ulta	Rite Aid
Cordova Mall—Pensacola, FL	Regional Mall	Belk	Dillards
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Fairfax Court—Fairfax (Washington, D.C), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Falls, The—Miami, FL	Regional Mall	Fresh Market	N/A
Franklin Mills—Philadelphia, PA	Mills	JCPenney	JCPenney Outlet
Mall at Rockingham Park, The—Salem (Boston), NH	Regional Mall	Lord & Taylor	Macy's(1)
Matteson Plaza—Matteson (Chicago), IL	Community/Lifestyle Ctr.	Shoppers World	N/A
McCain Mall—N. Little Rock, AR	Regional Mall	Regal Cinemas	M.M. Cohn
Northshore Mall—Peabody (Boston), MA	Regional Mall	Container Store	Bugaboo Creek
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack Sports Authority	N/A Borders
Ontario Mills—Ontario (Riverside), CA	Mills	Last Call by Neiman Marcus	N/A
Orland Square—Orland Park (Chicago), IL	Regional Mall	Dave & Buster's	N/A
Phipps Plaza—Atlanta, GA	Regional Mall	Discovery Center by Legoland	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Forever 21	Borders
Potomac Mills—Prince William (Washington, D.C.), VA	Mills	JCPenney	JCPenney Outlet
Sawgrass Mills—Sunrise (Miami), FL	Mills	Forever 21	Wannado
Seminole Towne Center—Sanford (Orland), FL	Regional Mall	Dick's Sporting Goods	Belk
South Hills Village—Pittsburgh, PA	Regional Mall	Dick's Sporting Goods	Boscov's
Southridge Mall—Greendale (Milwaukee), WI	Regional Mall	Macy's	Linens 'n Things/ Steve & Barry's
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	L.A. Fitness	Sports Authority
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Wolf Ranch—Austin, TX	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
Openings Projected for 2013
Cordova Mall—Pensacola, FL	Regional Mall	Dick's Sporting Goods	Belk(2)
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Grand Theater	N/A
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Montgomery Mall—North Wales (Philadelphia), PA	Regional Mall	Wegman's	Boscov's
South Hills Village—Pittsburgh, PA	Regional Mall	Target	Boscov's

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

SIMON PROPERTY GROUP

Capital Expenditures

For the Twelve Months Ended December 31, 2011

(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$65,671	$99,642	$48,627
Redevelopment projects with incremental square footage and/or anchor replacement	137,101	210,852	88,115
Renovations with no incremental square footage	46,459	25,908	14,528

Subtotal new development, redevelopment and renovations	249,231	336,402	151,270
Tenant allowances	120,436	56,887	21,127
Operational capital expenditures at properties:
CAM expenditures(1)	66,835	79,016	34,663
Non-CAM expenditures	36,748	29,015	7,476

Totals	$473,250	$501,320	$214,536

Plus (Less): Conversion from accrual to cash basis	(27,755)	(70,689)	(30,251)

Capital Expenditures for the Twelve Months Ended 12/31/11(2)	$445,495	$430,631	$184,285

Capital Expenditures for the Twelve Months Ended 12/31/10(2)	$256,312	$287,917	$118,658

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of December 31, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
New Development Projects:
Merrimack Premium Outlets—Merrimack, NH	409,000 square foot upscale outlet center	6/12	100%
Tanger Outlets-Texas City—Texas City, TX	350,000 square foot upscale outlet center	10/12	50%
Totals—New Development Projects ($ in millions):
Projected Gross Cost(2) = $226
Projected Net Cost(3) = $211
Company's Share of Net Cost = $177
Blended Stabilized Rate of Return = 10%
Total Construction in Progress = $118
Company's Share of Total Construction in Progress = $109
Renovation and Expansion Projects:
Midland Park Mall—Midland, TX	Mall renovation	2/12	100%
Maplewood Mall—St. Paul, MN	Mall renovation	3/12	100%
Plaza Carolina—Carolina, PR	Forever 21 Mall renovation	3/12 4/12	100%
Southridge Mall—Greendale (Milwaukee), WI	Macy's Mall renovation	3/12 6/12	50%
Crystal Mall—Waterford, CT	Mall renovation	4/12	78.2%
Pheasant Lane Mall—Nashua, NH	Mall renovation (Dick's Sporting Goods opened in 2011)	4/12	100%
White Oaks Mall—Springfield, IL	Mall renovation Reconfigure former theater space into small shops	5/12 11/12	80.7%
Brunswick Square—East Brunswick (New York), NJ	New mall entrance, Panera Bread and Tilted Kilt	6/12	100%
Ontario Mills—Ontario, CA	Last Call by Neiman Marcus Food court renovation Mall renovation	6/12 7/12 10/12	25%
Orland Square—Orland Park (Chicago), IL	Mall renovation Dave & Buster's	7/12 12/12	100%
Santa Rosa Plaza—Santa Rosa, CA	Mall renovation	8/12	100%
La Plaza Mall—McAllen, TX	Food court expansion and renovation	9/12	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of former Strawbridge's-Macy's building into 100,000 sf of small shops on two levels	10/12	96.1%
McCain Mall—N. Little Rock, AR	Regal Cinemas (Mall renovation completed 11/11)	10/12	100%
South Hills Village—Pittsburgh, PA	Dick's Sporting Goods Target	10/12 3/13	100%
Fashion Mall at Keystone—Indianapolis, IN	Mall renovation, small shop expansion and food court relocation	11/12	100%
Southdale Center—Minneapolis, MN	Mall renovation and food court/common area reconfiguration (Herberger's opened in 2011)	11/12	50%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of December 31, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Renovation and Expansion Projects (continued):
Quaker Bridge Mall—Lawrenceville, NJ	Mall renovation, addition of restaurants and food court	1/13	50%
Gurnee Mills—Gurnee (Chicago), IL	Macy's addition and mall renovation	3/13	50%
Dadeland Mall—Miami, FL	Redevelopment of former Limited/Express building into two-level enclosed small shops and restaurants	5/13	50%
Seattle Premium Outlets—Tulalip (Seattle), WA	Small shop expansion and parking deck	6/13	100%
Walt Whitman Shops—Huntington Station, NY	Reconfiguration and expansion of small shop space and restaurants	7/13	100%
Shops at Nanuet, The—Nanuet (New York), NY	Demolition of enclosed mall and redevelopment into open-air center	10/13	100%
Totals—Renovation and Expansion Projects ($ in millions):
Projected Gross Cost(2) = $779
Projected Net Cost(3) = $696
Company's Share of Net Cost = $614
Blended Stabilized Rate of Return = 10%
Total Construction in Progress = $123
Company's Share of Total Construction in Progress = $104
Restoration Project:
Opry Mills—Nashville, TN (4)	Restoration of the property as a result of flood damage in May 2010	3/12	50%
Totals—Restoration Project ($ in millions):
Projected Gross Cost(2) = $140
Projected Net Cost(3) = $120
Company's Share of Net Cost = $60
Stabilized Rate of Return = N/A
Total Construction in Progress = $60
Company's Share of Total Construction in Progress = $30
Anchor/Big Box Additions:
Outlets at Orange, The—Ontario, CA	Nordstrom Rack	2/12	25%
Mall at Rockingham Park, The—Salem (Boston), NH	Lord & Taylor	3/12	28.2%
Phipps Plaza—Atlanta, GA	Discovery Center by Legoland	5/12	100%
Sawgrass Mills—Sunrise (Miami), FL	Forever 21, Calvin Klein and small shops	7/12	50%
Columbia Center—Kennewick, WA	Ulta	8/12	100%
Cordova Mall—Pensacola, FL	Belk relocation Dick's Sporting Goods	8/12 8/13	100%
The Falls—Miami, FL	Fresh Market	10/12	25%
Northshore Mall—Peabody (Boston), MA	Container Store	11/12	56.4%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of December 31, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Totals—Anchor/Big Box Additions:
Projected Gross Cost(2) = $65
Projected Net Cost(3) = $60
Company's Share of Net Cost = $36
Blended Stabilized Rate of Return = 15%
Total Construction in Progress = $35
Company's Share of Total Construction in Progress = $18
Other Projects
Total Construction in Progress = $147
Company's Share of Total Construction in Progress = $82

(1)
Projects listed represent:
—
Projects that are under construction
—
New Development and Renovation and Expansion projects with budgeted gross costs in excess of $5 million
—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million
—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries.

(4)
This reflects only the estimated costs of restoring Opry Mills and is less than the total estimated damages suffered as a result of the May, 2010 flood.

SIMON PROPERTY GROUP
International Development Activity Report
Project Overview, Construction-in-Progress
As of December 31, 2011

Shopping center/ Location (Metropolitan area)	Project Description	Projected Opening	Company's Ownership Percentage	Company's Share of Projected Net Cost(1) (in millions)
Expansions:
Rinku Premium Outlets—Izumisano (Osaka), Japan(2)	103,000 square foot phase 4 expansion	7/12	40%	JPY 1,356

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of December 31, 2011
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Weighted Average Rate of Maturing Unconsolidated The Mills L.P. Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2012	230,952	6.27%	1,231,889	2.86%	441,098	4.69%	635,938	2.60%	2,539,877	3.12%
2013	504,519	5.71%	703,508	3.55%	366,856	4.72%	280,953	4.03%	1,855,836	4.47%
2014	934,482	6.09%	822,277	5.58%	106,388	3.00%	666,677	5.92%	2,529,824	5.75%
2015	1,600,000	5.12%	89,971	7.92%	799,798	5.25%	199,958	5.77%	2,689,727	5.24%
2016	2,252,664	4.19%	2,331,780	6.18%	240,988	5.76%	336,970	5.80%	5,162,402	5.26%
2017	1,000,000	4.34%	637,647	5.92%	366,371	6.00%	533,890	5.76%	2,537,908	5.28%
2018	1,000,000	6.38%	17,254	—	50,305	2.61%	2,002	—	1,069,561	6.21%
2019	650,000	10.35%	144,401	7.68%	34,404	—	2,120	—	830,925	9.86%
2020	1,250,000	5.65%	85,543	5.01%	398,194	5.64%	38,623	5.76%	1,772,360	5.62%
2021	1,600,000	4.38%	414,789	5.44%	669,253	4.65%	58,893	5.64%	2,742,935	4.74%
Thereafter	600,000	6.75%	49,144	6.48%	207,837	4.71%	60,438	3.89%	917,419	5.93%

Face Amounts of Indebtedness	$11,622,617	5.42%	$6,528,203	5.20%	$3,681,492	5.00%	$2,816,462	4.88%	$24,648,774	5.24%
Premiums (Discounts) on Indebtedness, Net	(29,178)		53,441		—		3,554		27,817

Our Share of Total Indebtedness	$11,593,439		$6,581,644		$3,681,492		$2,820,016		$24,676,591

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		44%		Yes
Total Secured Debt to Total Assets	≤50%		23%		Yes
Fixed Charge Coverage Ratio	>1.5	X	3.0	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		287%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2011
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,512,350	$5,241,802	6.05%	4.7
Variable Rate Debt	1,286,401	1,286,401	1.74%	0.8

Total Mortgage Debt	6,798,751	6,528,203	5.20%	3.9
Unsecured Debt
Fixed Rate	10,669,953	10,669,953	5.76%	6.8
Revolving Credit Facility—US Tranche	665,000	665,000	1.93%	4.8
Revolving Credit Facility—Yen Currency	287,664	287,664	1.14%	4.8

Total Revolving Credit Facility	952,664	952,664	1.69%	4.8
Total Unsecured Debt	11,622,617	11,622,617	5.42%	6.7
Premium	62,598	61,789
Discount	(37,526)	(37,526)

Consolidated Mortgages and Other Indebtedness(1)	$18,446,440	$18,175,083	5.34%	5.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,426,655	$3,351,716	5.24%	6.7
Variable Rate Debt	701,665	329,779	2.57%	3.0
Mills Limited Partnership Debt	7,322,894	2,816,459	4.88%	3.8

Total Mortgage Debt	15,451,214	6,497,954	4.95%	5.1
Premium	7,457	3,729
Discount	(350)	(175)

Joint Venture Mortgages and Other Indebtedness(1)	$15,458,321	$6,501,508	4.95%	5.1

Our Share of Total Indebtedness		$24,676,591	5.24%	5.5
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.8%	$16,136,018	5.84%	6.1
Variable	11.2%	2,039,065	1.95%	3.0

	100.0%	$18,175,083	5.25%	5.7
Joint Venture
Fixed	83.5%	$5,428,318	5.50%	5.6
Variable	16.5%	1,073,190	2.18%	2.7

	100.0%	$6,501,508	4.95%	5.1

Total Debt		$24,676,591

Total Fixed Debt	87.4%	$21,564,336	5.75%	6.0

Total Variable Debt	12.6%	$3,112,255	2.02%	2.9

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Secured Term Loan		03/05/12	(35)	1.10%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place	(31)	06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,203	26,203
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,557	15,557
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	20,598	20,598
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,071	30,071
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	42,238	42,238
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,685	8,685
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,639	7,639
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,254	6,254
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,555	1,555
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,007	15,007
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,674	18,674
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	49,253	49,253
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.45%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	88,930	88,930
Kittery Premium Outlets	(2)(8)	07/10/13	(32)	2.27%	Variable	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(32)	2.27%	Variable	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(32)	2.27%	Variable	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	26,758	8,455
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	73,364	73,364
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	87,723	87,723
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	95,506	95,506
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,266	22,266
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,409	62,409
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	66,695	66,695
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	67,767	50,825
Brunswick Square		08/11/14		5.65%	Fixed	Secured	79,611	79,611
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Regency Plaza	(2)(7)	12/14/14		3.30%	Variable	Secured	3,776	3,776
St. Charles Towne Plaza	(2)(7)	12/14/14		3.30%	Variable	Secured	24,542	24,542
West Ridge Plaza	(2)(7)	12/14/14		3.30%	Variable	Secured	4,720	4,720
Lake View Plaza		12/31/14		8.00%	Fixed	Secured	15,751	15,751
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,676	2,302
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	25,923	25,923
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	106,062	106,062
Florida Keys Outlet Center	(27)	01/11/16		5.51%	Fixed	Secured	10,824	10,824
Grove City Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	114,505	114,505
Gulfport Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	25,546	25,546
Huntley Outlets Center	(27)	01/11/16		5.51%	Fixed	Secured	30,276	30,276
Jersey Shore Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	71,055	71,055
Lebanon Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	15,706	15,706
Naples Outlets Center	(27)	01/11/16		5.51%	Fixed	Secured	16,274	16,274
Pleasant Prairie Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	61,026	61,026
San Marcos Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	145,232	145,232
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16		4.43%	Fixed	Secured	13,948	10,589
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	97,500	92,134
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	107,578	107,578
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	90,390	90,390
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	104,427	104,427
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	709	709
Empire Mall		06/01/16		5.79%	Fixed	Secured	176,300	176,300
Mesa Mall		06/01/16		5.79%	Fixed	Secured	87,250	87,250
Rushmore Mall		06/01/16		5.79%	Fixed	Secured	94,000	94,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured	101,500	101,500
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Upper Valley Mall	(2)(4)	07/01/16		5.89%	Fixed	Secured	45,541	45,541
Washington Square	(2)(29)	07/01/16		5.94%	Fixed	Secured	26,932	26,932
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	78,354	78,354
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	193,925	193,925
Walt Whitman Shops	(22)	08/01/16		8.00%	Fixed	Secured	119,489	119,489
Calhoun Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	20,678	20,678
Gaffney Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	37,527	37,527
Lee Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	51,619	51,619
Revolving Credit Facility—USD		10/30/16	(6)	1.93%	Variable	Unsecured	665,000	665,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Revolving Credit Facility—Yen Currency		10/30/16	1.14%	Variable	Unsecured(13)	287,664	287,664
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,338
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16	6.01%	Fixed	Secured	36,867	36,867
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia—The Court & The Plaza-1		01/01/17	7.49%	Fixed	Secured	97,653	93,832
King of Prussia—The Court & The Plaza-2		01/01/17	8.53%	Fixed	Secured	6,930	6,659
King of Prussia—The Court & The Plaza-3		01/01/17	4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		01/30/17	2.80%	Fixed	Unsecured	500,000	500,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,670
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	95,081	89,821
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,391	18,391
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,229	17,229
Muncie Towne Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,163	7,163
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,325	14,325
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	47,749	38,199
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	69,956	45,432
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	143,935	143,935
Towne West Square		06/01/21	5.61%	Fixed	Secured	50,644	50,644
Domain, The		08/01/21	5.44%	Fixed	Secured	207,113	207,113
Palms Crossing	(18)	08/01/21	5.49%	Fixed	Secured	38,202	38,202
Shops at Arbor Walk, The	(18)	08/01/21	5.49%	Fixed	Secured	43,176	43,176
Simon Property Group, LP (Sr. Notes)		12/01/21	4.13%	Fixed	Unsecured	700,000	700,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	30,789	30,789
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	84,226	50,527

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)	02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value					18,421,368	18,150,820

Premium					62,598	61,789
Discount					(37,526)	(37,526)

Total Consolidated Indebtedness					18,446,440	18,175,083

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Joint Venture Indebtedness:
Galleria Commerciali Italia—Facility A	(33)	—		5.37%	Fixed	Secured(10)	287,730	140,988
Galleria Commerciali Italia—Facility B	(33)	—		5.85%	Fixed	Secured(10)	285,645	139,966
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	2,039	102
Hamilton Town Center		05/29/12		1.90%	Variable	Secured	95,283	47,641
Gotemba Premium Outlets—Variable		05/31/12		0.64%	Variable	Secured(12)	6,848	2,739
Domain Residential Building P		07/22/12	(24)	4.00%	Variable	Secured	3,561	1,780
Yeoju Premium Outlets		07/31/12		5.88%	Variable	Secured(26)	4,320	2,160
Galleria Commerciali Italia—Catania	(33)	12/17/12		2.09%	Variable	Secured(10)	90,806	44,495
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured	123,678	69,718
Avenues, The		04/01/13		5.29%	Fixed	Secured	68,016	10,202
Paju Premium Outlets		04/01/13		6.70%	Variable	Secured(26)	68,594	34,297
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured	68,159	2,726
Domain Residential Phase II	(2)	07/22/13		2.24%	Variable	Secured	36,382	18,191
Solomon Pond		08/01/13		3.97%	Fixed	Secured	102,620	57,847
Tosu Premium Outlets—Fixed		08/24/13		1.51%	Fixed	Secured(12)	4,210	1,684
Miami International Mall		10/01/13		5.35%	Fixed	Secured	89,987	42,992
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000	17,198
Domain Westin	(2)	10/15/13		2.25%	Variable	Secured	41,021	20,511
Galleria Commerciali Italia—Giugliano A	(33)	10/20/13		4.77%	Fixed	Secured(10)	34,965	17,133
Galleria Commerciali Italia—Giugliano B	(33)	10/20/13		4.78%	Fixed	Secured(10)	30,510	14,950
Galleria Commerciali Italia—Giugliano C	(33)	10/20/13		5.19%	Fixed	Secured(10)	11,500	5,635
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.48%	Fixed	Secured(12)	19,587	7,835
Kobe Sanda Premium Outlets—Variable		01/31/14		0.90%	Variable	Secured(12)	50,866	20,347
Fashion Valley Mall—2		05/01/14		6.00%	Fixed	Secured	5,979	2,990
Coddingtown Mall	(2)	07/01/14		3.20%	Variable	Secured	13,650	13,650
Gotemba Premium Outlets—Fixed		10/25/14		1.60%	Fixed	Secured(12)	49,257	19,703
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,356	4,678
Indian River Mall		11/01/14		5.21%	Fixed	Secured	63,389	31,695
Rinku Premium Outlets		11/25/14		1.86%	Fixed	Secured(12)	21,512	8,605
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured	166,015	83,007
Galleria Commerciali Italia—Cinisello—Fixed	(33)	03/31/15		5.38%	Fixed	Secured(10)	92,825	45,484
Galleria Commerciali Italia—Cinisello—Variable	(33)	03/31/15		2.11%	Variable	Secured(10)	65,554	32,121
Toki Premium Outlets—Variable		04/30/15		1.13%	Variable	Secured(12)	15,074	6,029
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured	77,500	38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured	13,900	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured	24,800	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured	14,650	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured	29,850	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured	18,800	0

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000	57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	131,246	73,984
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	65,981	25,066
Houston Galleria-1		12/01/15	5.44%	Fixed	Secured	643,583	324,173
Houston Galleria-2		12/01/15	5.44%	Fixed	Secured	177,417	89,365
Busan Premium Outlets		12/28/15	6.45%	Variable	Secured(26)	17,278	1,728
Tosu Premium Outlets—Variable		01/31/16	0.53%	Variable	Secured(12)	39,019	15,607
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000	45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured	16,438	8,219
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000	25,367
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,662	11,331
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000	115,000
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000	73,282
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300	10,432
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000	105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000	143,333
Johor Premium Outlets		03/31/18	5.36%	Variable	Secured(30)	27,273	13,636
Sano Premium Outlets		05/31/18	0.54%	Variable	Secured(12)	33,011	13,204
Sendai Premium Outlets		10/31/18	0.49%	Variable	Secured(12)	34,367	13,747
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,372	4,317
Westchester, The		05/05/20	6.00%	Fixed	Secured	367,579	147,031
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	137,478	52,187
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,395	23,335
Shops at Sunset Place, The		09/01/20	5.62%	Fixed	Secured	77,086	28,907
Florida Mall, The		09/05/20	5.25%	Fixed	Secured	368,347	184,173
Fashion Valley Mall-1		01/04/21	4.30%	Fixed	Secured	475,000	237,500
Cape Cod Mall		03/06/21	5.75%	Fixed	Secured	99,123	55,876
SouthPark Residential		05/01/21	4.80%	Fixed	Secured	22,000	8,800
Seminole Towne Center		05/06/21	5.97%	Fixed	Secured	59,614	7,750
Fashion Centre Pentagon Office		07/01/21	5.11%	Fixed	Secured	40,000	17,000
Fashion Centre Pentagon Retail		07/01/21	4.87%	Fixed	Secured	410,000	174,250
Dadeland Mall		12/05/21	4.50%	Fixed	Secured	450,000	225,000
Square One		01/06/22	5.47%	Fixed	Secured	100,000	56,370
Galleria Commerciali Italia—Argine	(33)	07/28/22	3.04%	Variable	Secured(10)	56,722	27,794
AMI Premium Outlets		09/25/23	2.09%	Fixed	Secured(12)	132,888	53,157
Atrium at Chestnut Hill		03/11/31	6.89%	Fixed	Secured	41,486	20,385
Crystal Mall		09/11/32	5.62%	Fixed	Secured	90,514	70,769

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Northshore Mall	03/11/34	5.03%	Fixed	Secured	194,706		109,756

Joint Venture Indebtedness at Face Value					8,128,320		3,681,495

Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)					7,322,894		2,816,459

Total Joint Venture and Mills Indebtedness at Face Value					15,451,214		6,497,954

Premium					7,457		3,729
Discount					(350)		(175)

Total Joint Venture Indebtedness					15,458,321	(20)	6,501,508	(17)

Our Share of Total Indebtedness							24,676,591

 SIMON PROPERTY GROUP
The Mills Limited Partnership
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Limited Partnership Indebtedness:
St. Louis Mills		01/08/12	6.39%	Fixed	Secured	90,000	(19)	35,352
Esplanade, The	(3)	02/01/12	2.25%	Variable	Secured	71,396		35,698
Galleria at White Plains	(3)	02/01/12	2.25%	Variable	Secured	119,317		59,658
Northpark Mall—Mills	(3)	02/01/12	2.25%	Variable	Secured	100,290		50,145
Colorado Mills		02/10/12	2.08%	Variable	Secured	145,675		27,314
Discover Mills-1		02/12/12	7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills-2		02/12/12	6.08%	Fixed	Secured	135,000	(19)	14,243
Mills Senior Loan Facility		06/07/12	1.55%	Variable	Secured	655,000		327,500
Marley Station		07/01/12	4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured	157,592	(19)	31,125
Katy Mills		01/09/13	6.69%	Fixed	Secured	138,337		17,292
Del Amo Fashion Center	(2)	01/23/13	1.80%	Variable	Secured	307,753	(36)	76,938
Southdale Center	(34)(2)	04/01/13	5.18%	Fixed	Secured	155,142		77,571
Lakeforest Mall	(2)	07/08/13	4.90%	Fixed	Secured	137,988		34,497
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	110,568		27,642
Ontario Mills	(2)	12/05/13	3.55%	Variable	Secured	175,000		43,750
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	10,969		3,252
Concord Marketplace		02/01/14	5.76%	Fixed	Secured	12,764		6,382
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured	378,932		112,259
Grapevine Mills	(2)(16)	09/22/14	5.91%	Fixed	Secured	270,000		80,001
Outlets at Orange, The		10/01/14	6.25%	Fixed	Secured	218,276		54,569
Southridge Mall		04/01/15	5.23%	Fixed	Secured	124,000		62,000
Great Mall	(2)	08/28/15	6.01%	Fixed	Secured	270,000		135,000
Shops at Riverside, The	(2)	06/16/16	2.40%	Variable	Secured	130,000		65,000
Opry Mills	(2)	10/10/16	6.16%	Fixed	Secured	280,000		140,000
Opry Mills-2	(2)	10/10/16	5.00%	Fixed	Secured	50,590		25,295
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured	112,280		28,070
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured	224,218		55,942
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured	116,151		29,038
Liberty Plaza		06/01/17	5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17	5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17	5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17	5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20	5.76%	Fixed	Secured	171,840		42,960
Denver West Village		07/01/21	5.04%	Fixed	Secured	28,000		5,250
Dover Mall & Commons		08/06/21	5.57%	Fixed	Secured	93,620		31,873
Meadowood Mall		11/06/21	5.82%	Fixed	Secured	124,871		31,218
Net Leases II		01/10/23	9.35%	Fixed	Secured	20,873		10,437
TMLP Trust Preferred Unsecured Securities		03/30/36	2.75%	Variable	Unsecured	100,000		50,000

Mills Limited Partnership Indebtedness at Face Value						7,322,894		2,816,459

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2011
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2011: LIBOR at .3%; 3 MONTH EURIBOR at 1.36%; YEN LIBOR at .14%; 6 MONTH YEN LIBOR at .34%; KLIBOR at 3.09% and 91 Day Korean CD rate at 3.58%.

(2)
Includes applicable extensions available at our option.

(3)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Through an interest rate swap agreement, interest on $200.0 million is essentially fixed 3.40%. The all-in rate presented is a blended interest rate.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 738.4 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 573.8 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.14%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 31,473.6 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $105.5 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 104,400 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(30)
Amounts shown in USD Equivalent. Ringgit equivalent is 86,497.4 million.

(31)
The Operating Partnership sold its interest in this property effective January 1, 2012.

(32)
Loan was paid off after December 31, 2011.

(33)
On January 9, 2012, the Operating Partnership sold its interest in Galleria Commerciali Italia.

(34)
On January 6, 2012, the maturity date was extended to April 1, 2016.

(35)
In January 2012, this loan was refinanced with a new unsecured facility that matures on July 30, 2013.

(36)
On January 6, 2012, we acquired an additional 25% interest in Del Amo Fashion Center.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2011

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2011

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2011

Property Name	City	State
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets—North	Las Vegas	NV
Las Vegas Premium Outlets—South	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2011

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Cincinnati Premium Outlets	Monroe	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Highland Lakes Center	Orlando	FL
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
ABQ Uptown	Albuquerque	NM

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2011

Property Name	City	State
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	King of Prussia	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Gateway Center	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Outlet Marketplace	Orlando	FL
University Town Plaza	Pensacola	FL
The Shops at Nanuet	Nanuet	NY

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2011
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 30, 2011 was $65.98 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2010 through December 31, 2011
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1) For the Twelve Months Ended December 31, 2011
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of December 31, 2011 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of December 31, 2011
SIMON PROPERTY GROUP U.S. Regional Mall and Premium Outlet Operational Information(1) For the Period Ended December 31, 2011
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of December 31, 2011
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of December 31, 2011
SIMON PROPERTY GROUP Other U.S. Property Operational Information
SIMON PROPERTY GROUP International Operational Information(1)(2)
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
S IMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2011–2013
SIMON PROPERTY GROUP Capital Expenditures For the Twelve Months Ended December 31, 2011 (In thousands)
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of December 31, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of December 31, 2011 (In thousands)
SIMON PROPERTY GROUP The Mills Limited Partnership Summary of Indebtedness by Maturity As of December 31, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of December 31, 2011 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of December 31, 2011
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of December 31, 2011 ($ in 000's, except per share amounts)